                                                                 EXHIBIT 10.1(o)

                                 FIRST AMENDMENT
                    TO AMENDED AND RESTATED CREDIT AGREEMENT


        This First Amendment to Amended and Restated Credit Agreement dated as of March __, 2001 is by and between TALON AUTOMOTIVE GROUP, INC., a Michigan corporation ("TAG"), VELTRI METAL PRODUCTS CO., a Nova Scotia corporation ("Veltri") (Veltri, called together with TAG, the "Borrowers"), the Banks party hereto, and COMERICA BANK, a Michigan banking corporation, as agent for the Banks (in such capacity, "Agent").

        WHEREAS, Borrowers, Agent and the Banks entered into a certain Amended and Restated Credit Agreement dated as of February 16, 2001 (the "Agreement"), pursuant to which Borrowers incurred certain indebtedness and obligations and granted the Agent, on behalf of the Banks, certain security for such indebtedness and obligations;

        WHEREAS, Borrowers have requested Agent and Banks to amend certain provisions of the Agreement and to grant waivers of certain provisions of the Agreement; and

        WHEREAS, Agent and the Banks are willing to do so, but only on the terms and conditions set forth herein;

        NOW, THEREFORE, it is agreed:

1.      DEFINITIONS

        1.1 Capitalized terms used herein and not defined to the contrary have the meanings given them in the Agreement.

2.      AMENDMENT

        2.1 The last sentence of Section 8.17 of the Agreement shall be deleted in its entirety and replaced with the following:

               "True and complete copies of the Bond Settlement Documents (and any amendments thereto) shall be delivered to Agent and the Banks on or before April 30, 2001 and upon delivery, each such Bond Settlement Documents shall be in full force and effect."

        2.2 Subsection (ii) of Section 11.4 of the Agreement shall be deleted in its entirety and replaced with the following:

               "(ii) the Bond Settlement Documents have not been entered into (or are not effective) and delivered to Agent on or before April 30, 2001."

3.      WAIVER

        3.1 With respect to the delivery of Talon Automotive Group, Inc.'s financial statement(s) for the fiscal year 2000 only, Agent and the Banks hereby waive the covenants of Section 9.1(a) of the Agreement requiring that the financial statement(s) required to be delivered thereunder be "unqualified" (i.e. not qualified as to the scope of audit or as to the status of

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Borrowers as a going concern) and any Default or Event of Default arising as a result of a breach such covenant; provided however that this waiver shall only apply with respect to such financial statement(s) required to be delivered under
Section 9.1(a) of the Agreement for the fiscal year 2000.

4.      REPRESENTATIONS

        Each Borrower hereby represents and warrants that:

        4.1 Execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Borrowers' powers, have been duly authorized, are not in contravention of law or the terms of Borrowers' Articles of Incorporation or Bylaws, and do not require the consent or approval of any governmental body, agency, or authority.

        4.2 This Amendment, and the Agreement as amended by this Amendment, and any other documents and instruments required under this Amendment or the Agreement, when issued and delivered under this Amendment or the Agreement, will be valid and binding in accordance with their terms.

        4.3 The continuing representations and warranties of Borrowers set forth in the Agreement are true and correct on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

        4.4 Its organizational documents (i.e., articles of incorporation, resolutions of board of directors, incumbency certificate and bylaws) previously delivered to Bank in connection with the Prior Agreement (as defined in the Agreement) or any amendments thereto, are in full force and effect and have not been modified, repealed or amended since the date thereof.

        4.5 Except to the extent expressly waived hereby, to the best of Borrowers' knowledge, no Event of Default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an Event of Default under the Agreement, has occurred and is continuing as of the date hereof.

5.      MISCELLANEOUS

        5.1 This Amendment may be executed in as many counterparts as Agent, Banks and Borrowers deem convenient and shall be deemed to be effective upon the date of satisfaction of the following conditions: (a) delivery to Agent of counterparts hereof executed by each of the Borrowers, Agent and the Majority Banks, and (b) delivery to Agent of executed counterparts of the acknowledgement and consent attached hereto as Exhibit A by each of the parties thereto.

        5.2 Borrowers shall pay all of Agent's legal costs and expenses (including attorneys' fees and expenses) incurred in the negotiation, preparation and closing hereof, including, without limitation, costs of all lien searches and financing statement filings.


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        5.3 Except as specifically set forth herein, nothing set forth in this
Amendment shall constitute, or be interpreted or construed to constitute, a waiver of any right or remedy of Agent or the Banks, or of any default or Event of Default whether now existing or hereafter arising.







                       [signatures on the following page]


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        WITNESS the due execution hereof as of the day and year first above written.

TALON AUTOMOTIVE GROUP, INC.            VELTRI METAL PRODUCTS CO.

By: David J. Woodward                   By:
   --------------------------------        -------------------------------------

Its: Vice President                     Its:
    -------------------------------         ------------------------------------

COMERICA BANK, as Agent and Bank        LASALLE BANK NATIONAL ASSOCIATION

By:                                     By:
   --------------------------------        -------------------------------------

Its:                                    Its:
    -------------------------------         ------------------------------------

NATIONAL BANK OF CANADA,                BNP PARIBAS
  NEW YORK BRANCH

By:                                     By:
   --------------------------------        -------------------------------------

Its:                                    Its:
    -------------------------------         ------------------------------------

And                                     And

By:                                     By:
   --------------------------------        -------------------------------------

Its:                                    Its:
    -------------------------------         ------------------------------------

MICHIGAN NATIONAL BANK                  FLEET BANK

By:                                     By:
   --------------------------------        -------------------------------------

Its:                                    Its:
    -------------------------------         ------------------------------------

DRESDNER BANK AG NEW YORK AND
GRAND CAYMEN BRANCHES

By:
   --------------------------------

Its:
    -------------------------------

And

By:
   --------------------------------

Its:
    -------------------------------


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                                    EXHIBIT A

                           ACKNOWLEDGMENT AND CONSENT

        The undersigned hereby: (i) acknowledge and consent to that certain First Amendment To Amended and Restated Credit Agreement of even date herewith (the "Amendment") between Talon Automotive Group, Inc. ("TAG"), Veltri Metal Products Co. ("Veltri", together with TAG, the "Borrowers"), the Banks party thereto, and Comerica Bank, as agent for the Banks (in such capacity "Agent") amending and waiving certain provisions of that certain Amended and Restated Credit Agreement dated as of February 16, 2001 (the "Agreement")and (ii) ratify and confirm that the Subordination Agreement previously executed and delivered by the undersigned in connection with the Prior Agreement (as defined in the Agreement) remains in full force and effect with respect to the indebtedness and obligations now or hereafter outstanding or incurred by Borrowers under the Agreement, as amended.

        This Acknowledgment and Consent may be executed and delivered to Agent in as many counterparts as the undersigned deem convenient.

        Executed as of the ___ day of March, 2001.


                                        TALON AUTOMOTIVE GROUP, INC.,
                                        as subordinated creditor


                                        By:  /s/ DAVID J. WOODWARD
                                           -------------------------------------

                                        Its: Vice President
                                            ------------------------------------

                                        VELTRI METAL PRODUCTS CO.,
                                        as subordinated creditor



                                        By:  /s/ DAVID J. WOODWARD
                                           -------------------------------------

                                        Its: Vice President
                                            ------------------------------------

                                        VS HOLDINGS, INC.

                                        By:  /s/ DAVID J. WOODWARD
                                           -------------------------------------

                                        Its: Vice President
                                            ------------------------------------


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                           ACKNOWLEDGMENT AND CONSENT

        This acknowledgement and consent is executed and delivered by the undersigned ("Guarantors") in connection with those certain Security Documents and Guaranties executed by the undersigned, by which the undersigned have guaranteed payment and performance of obligations and indebtedness under that certain Credit Agreement dated April 28, 1998, as amended from time to time, and as amended and restated in accordance with that certain Amended and Restated Credit Agreement dated as of February 16, 2001 ("Agreement") between Talon Automotive Group, Inc. ("TAG") and Veltri Metal Products Co. ("Veltri" together with TAG, "Borrowers"), the Banks party thereto, and Comerica Bank, as Agent for the Banks, and granted Agent, on behalf of the Banks, liens and security interests as security for the undersigned's respective obligations under their Guaranties.

        1.     The undersigned each hereby:

               (a) acknowledge and consent to the execution, delivery and performance by Borrowers of that certain First Amendment to Amended and Restated Credit Agreement of even date herewith between Borrowers, Banks and the Agent ("Amendment") and to the execution, delivery and performance of the other documents and transactions contemplated by the Amendment; and

               (b) acknowledge and agree that their respective Security Documents and Guaranties mentioned above are and remain in full force and effect with respect to all liabilities under the Agreement, as amended, and the Documents.

        2. Definitions. Capitalized terms used herein and not defined to the contrary have the meanings given them in the Agreement, as amended.

        Executed as of the ___ day of March, 2001.

                                       TALON AUTOMOTIVE GROUP, INC.



                                        By:  /s/ DAVID J. WOODWARD
                                           -------------------------------------

                                        Its: Vice President
                                            ------------------------------------

                                        VELTRI METAL PRODUCTS CO.


                                        By:  /s/ DAVID J.WOODWARD
                                           -------------------------------------

                                        Its: V.P.
                                            ------------------------------------

                                        VS HOLDINGS, INC.


                                        By:  /s/ DAVID J. WOODWARD
                                           -------------------------------------

                                        Its: Vice President
                                            ------------------------------------


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